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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 3, 1999.



                                 EBONLINEINC.COM
             (Exact Name of Registrant as Specified in Its Charter)



      Nevada                               0-25022              72-1148906
  (State or Other                (Commission File Number)   (I.R.S. Employee
Jurisdiction of Incorporation)                            Identification Number)


           15825 Shady Grove Road, Suite 50, Rockville, Maryland 20850 (Address of Principal Executive Offices, Including Zip Code)



                                  (704)643-8220
              (Registrant's Telephone Number, Including Area Code)



                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  Effective as of September 3, 1999, Stephen M. Siedow, P.C., Registrant's former accountant previously engaged as the principal accountant to audit the Registrant's financial statements, was dismissed as such. The decision to change accountants was approved by the board of directors of the Registrant.

                  No  report  of  Stephen  M.  Siedow,  P.C.,  on the  financial statements  of  either  of the  past two  fiscal  years or any subsequent  interim period  contained an adverse  opinion or a disclaimer of an opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. During the past two fiscal years and subsequent interim periods preceding the dismissal of Stephen M. Siedow, P.C., there were no disagreements with Stephen M. Siedow, P.C., on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Stephen M. Siedow, P.C., would have caused it to make reference to the subject matter thereof in connection with its report. Pursuant to Item 304(a)(3), letter concerning the statements made herein from Stephen M. Siedow, P.C., shall be filed with the Securities and Exchange Commission within 10 business days after the filing of this report or if received by the Registrant from Stephen M. Siedow, P.C., after 10 business days after the filing of this report then within two business days of receipt of such letter.

                  Effective as of September 3, 1999, Spicer,  Jeffries & Co. has
                  been  engaged  as  the  principal  accountant  to  audit   the
                  Registrant's financial statements.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  (a)      Financial Statements of Business Acquired

                           Not applicable.

                  (b)      Pro Forma Financial Information

                           Not applicable.

                  (c)      Exhibits

                           The following exhibits are included as part of this report:

                           Not applicable.




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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               EBONLINEINC.COM
                                                 (Registrant)

Date: September 10,  1999                      BY:   /S/ SUSAN E. MCAVOY
                                               --------------------------------
                                                     Name:  Susan E. McAvoy
                                                     Title: Vice President